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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):     July 24, 2000

                               JCC Holding Company
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                      1-12095                 62-1650470
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 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)

                                 One Canal Place
                           365 Canal Street, Suite 900
                          New Orleans, Louisiana 70130

                             ----------------------
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (504) 533-6000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS

         In accordance with Section 9.5 of the Amended and Renegotiated Casino Operating Contract among the State of Louisiana by and through the Louisiana Gaming Control Board, Harrah's Jazz Company, Jazz Casino Company, L.L.C., and Harrah's New Orleans Management Company and JCC Holding Company, as Intervenors, effective as of October 30, 1998, as amended (the "Casino Contract"), Jazz Casino Company, L.L.C. and Harrah's New Orleans Management Company submitted a Certificate establishing compliance with the requirements of Sections 9.5(a) through 9.5(d) of the Casino Contract relating to the maintenance of a casino bankroll, the performance and payment of operating expenses, the performance and payment of debt obligations and the payment of capital maintenance expenses. A copy of this certificate is filed as Exhibit 99.1 of this Current Report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  OTHER EXHIBITS

                  The following exhibit is filed herewith:

                  Exhibit No.       Description
                  -----------       -----------

                     99.1           Financial Stability Certification dated July
                                    24, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 25, 2000

                                                    JCC HOLDING COMPANY

                                                    /s/ Camille Fowler
                                                    ----------------------------
                                                    Camille Fowler
                                                    Vice President, Finance


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                                  EXHIBIT INDEX

         The following exhibits are filed as part of this Report.

Exhibit No.       Description
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
   99.1           Financial Stability Certification
                  dated July 24, 2000


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